SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                             FORM 8-K




                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): February 2, 1998
                                                  _______________




                          AMETECH, INC.
________________________________________________________________
        (Exact name of registrant as specified in Charter)




     Oklahoma              0-19009                73-0766924
_________________        ___________         ___________________
(State or Other          (Commission         (I.R.S. Employer
 Jurisdiction of          File No.)           Identification No.)
 Incorporation)





    1813 Southeast 25th Street, Oklahoma City, Oklahoma  73129
________________________________________________________________
             (Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code: (405) 677-8781
                                                   ______________

Item 3.   Bankruptcy or Receivership.
          ________________________________

     As was previously reported, the Registrant and its wholly owned, primary operating subsidiary, Environmental Transportation Services, Inc. ("ETS"), have been in violation of numerous covenants contained in their loan agreement with their principal lender, Congress Financial Corporation (Southwest) ("Congress"). These violations were primarily due to the Registrant's severe liquidity shortage. Congress entered into a series of forbearance agreements with the Registrant and ETS containing provisions whereby, among other things, Congress agreed to forbear from taking certain actions against the Registrant or ETS and Congress agreed to allow the Registrant and ETS to use of certain reserves and certain revolving credit facilities. On February 1, 1998, the most recent of these forbearance agreements terminated and the Registrant and ETS were unable to obtain further forbearance from Congress.

     Due to, among other things, (i) the inability of the Registrant and ETS to obtain further forbearance from Congress,
(ii) the severe liquidity shortage caused by the Registrant's continuing operating losses, and (iii) the need to seek protection from its creditors, including Congress, on February 2, 1998, the Registrant and ETS each filed a Petition for Voluntary Bankruptcy under Chapter 11, Title 11 of the United States Code. The filings were made in United States Bankruptcy Court for the Western District of Oklahoma ("Bankruptcy Court"). The case number assigned to the Registrant's petition is 98-11021 BH and the case number assigned to ETS' petition is 98-11018 BH. Pursuant to an order granting joint case administration, both the Registrant petition and the ETS petition shall be administered under the ETS case number.

     The existing officers and directors of the Registrant currently remain in place as debtors in possession, subject to the supervision and orders of the Bankruptcy Court, which assumed jurisdiction over substantially all of the assets and business of the Registrant on February 2, 1998.

     A plan for reorganization, arrangement or liquidation has not been filed with the Bankruptcy Court, however, the Registrant anticipates that such shall be filed as soon as is practicable given the limited resources of the Registrant.

     The Registrant has not filed its Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 1997, or for the quarterly period ended September 30, 1997. The Registrant intends to seek a no-action letter from the Securities and Exchange
Commission (the "Commission") regarding its desire to be substantially exempt from the reporting requirements under the

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
Securities Exchange Act of 1934. No assurance can be made, however, that a no-action letter will be obtained from the Commission.

     Prior to filing its petition with the Bankruptcy Court, the Registrant had ceased its transportation operations, was in violation of numerous covenants contained in its loan agreement with Congress, and was delinquent on numerous debt payments. No assurance can be made that significant operations of the Registrant or ETS will resume, on a limited basis, or at all.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMETECH, INC.
                                   ________________________________
                                   (Registrant)



February 6, 1998                   By /s/ Michael R. D'Appolonia
                                     ______________________________
                                      Michael R. D'Appolonia,
                                      President






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